UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2013

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4105 E. Madison St., Suite 320, Seattle, Washington	98112

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2013, Atossa Genetics Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (i) election of two Class I directors to serve until the 2016 annual meeting; (ii) ratification of the selection of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the year ending December 31, 2013; (iii) a non-binding advisory vote with respect to executive compensation; (iv) a non-binding advisory vote with respect to the frequency of future advisory votes on executive compensation; and (v) approval of the material terms of the performance goals under the Company’s 2010 Stock Option and Incentive Plan, as amended, pursuant to the performance-based compensation exemption requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The number of shares of common stock entitled to vote at the Annual Meeting was 14,542,619. The number of shares of common stock present or represented by valid proxy at the annual meeting was 8,330,677. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of two Class I Directors

Director Nominee	Votes For	Votes Withheld
Steven C. Quay, M.D., Ph.D.	7,427,367	15,358
John Barnhart	7,427,367	15,358

There were 961,922 broker non-votes regarding the election of directors.

(ii) Ratification of Auditors

 Stockholders ratified the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the voting were 8,330,677 votes for, 1,000 votes against, and 57,612 votes abstained. There were 1,086,789 broker non-votes regarding this proposal.

(iii) Non-Binding Advisory Vote with respect to Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as described in the Company’s definitive proxy statement for the 2013 Annual Meeting of Stockholders. The results of the voting were 7,299,581 votes for, 50,184 votes against and 92,959 votes abstained. There were 969,707 broker non-votes regarding this proposal.

(iv) Non-Binding Advisory Vote with respect to Frequency of “Say-on-Pay” Vote

A majority of stockholders present and entitled to vote on this proposal selected three years as the desired frequency of future stockholder say-on-pay votes. The votes on this proposal were as follows:

Frequency Period	Votes Cast
One year	1,116,344
Two years	161,796
Three years	4,959,466

There were a total of 84,381 abstentions and 959,795 broker non-votes regarding this proposal.

(v) Approval of the Material Terms of the Performance Goals under the Company’s 2010 Stock Option and Incentive Plan, as amended, pursuant to the Performance-based Compensation Exemption Requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Stockholders approved the material terms of the performance goals under the Company’s 2010 Stock Option and Incentive Plan, as amended, pursuant to the performance-based compensation exemption requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The results of the voting were 7,250,854 votes for, 8,882 votes against and 182,989 votes abstained. There were 946,564 broker non-votes regarding this proposal.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013	Atossa Genetics Inc.
	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary